Exhibit 99.1

Contacts:
Dan Darazsdi
+1 910 558 7915 daniel.darazsdi@ppdi.com

Luke Heagle
+1 910 558 7585 luke.heagle@ppdi.com

FOR IMMEDIATE RELEASE

PPD Comments on Recent Stock Market Developments

WILMINGTON, N.C. (July 18, 2011) – Following recent stock market developments, PPD, Inc. (Nasdaq: PPDI) today announced that its board of directors has asked management to review PPD’s strategic plan and capital structure with a focus on unlocking value for shareholders.

“While the company generally has a policy of not commenting on speculation,” said Fred Eshelman, executive chairman of PPD, “we want to assure our customers and employees that the company remains focused on executing its long-term business strategy.” Eshelman added, “We are absolutely dedicated to performing for our customers and committed to executing the important research programs that they have entrusted to us.”

Eshelman continued, “We are looking at our long-term plan and our capital structure to see if there are any actions, which might create value at this time. We are not engaged in any discussions around a combination with other clinical research providers. We remain laser-focused on executing our business and serving our customers with the quality and service they expect and deserve.”

About PPD

PPD is a leading global contract research organization providing drug discovery, development and lifecycle management services. Our clients and partners include pharmaceutical, biotechnology, medical device, academic and government organizations. With offices in 44 countries and more than 11,000 professionals worldwide, PPD applies innovative technologies, therapeutic expertise and a commitment to quality to help clients and partners accelerate the delivery of safe and effective therapeutics and maximize the returns on their R&D investments. For more information, visit www.ppdi.com.

Except for historical information, all of the statements, expectations and assumptions, including statements, expectations and assumptions relating to PPD’s strategic plan and capital structure, contained in this news release are forward-looking statements that involve a number of risks and uncertainties. Although PPD attempts to be accurate in making these forward-looking statements, it is possible that future circumstances might differ from the assumptions on which such statements are based and could cause actual results to differ materially from the forward-looking statements. Other important factors which could cause future results to differ materially include the following: economic conditions, R&D spending levels and outsourcing trends in the pharmaceutical, biotechnology and government-sponsored research sectors; overall global economic conditions; competition in the outsourcing industry; PPD’s ability to win new business; the rate of conversion of backlog into revenue; loss, delay or modification of large contracts; higher-than-expected cancellation rates; actual operating performance; fluctuations in currency exchange rates; risks associated with and dependence on strategic relationships; our ability to implement and risks associated with stock repurchases; rapid technological advances that make our services less competitive; risks associated with acquisitions and investments, such as impairments and integration, including PPD’s investment in Celtic Therapeutics; the ability to attract, integrate and retain key personnel, including a new CEO; our ability to control SG&A spending; risks associated with fixed price contracts and cost overruns; consolidation in the pharmaceutical and biotechnology industries; and risks that we may increase, reduce or discontinue our dividend policy. These and other PPD risk factors are set forth in more detail from time to time in our SEC filings, copies of which are available free of charge upon request from PPD’s investor relations department. PPD assumes no obligation and expressly disclaims any duty to update these forward-looking statements in the future, except as required by applicable securities laws. These forward-looking statements should not be relied upon as representing PPD’s estimates or views as of any date subsequent to the date hereof.

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